LONG-TERM BANK LOAN	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
LONG-TERM BANK LOAN

NOTE 15:-LONG-TERM BANK LOAN

a.As part of the Lioli’s acquisition the Company assumed also a bank loan from commercial banks in India. The long-term loan outstanding balance as of December 31, 2020 is $9,543 (the current maturity of $1,639 is presented under Short-term loans). The loan is denominated in Indian rupee and it bears interest rate of India labor plus 4.5%.

b.Repayment schedule in the table below are the future scheduled dates for repayment of the long-term loan:

December 31,

2021	$1,639
2022	1,788
2023	1,994
2024	2,175
2025 and thereafter	3,586

Total	$11,182

c.The long-term loan is secured by substantially all of the Lioli’s assets. Lioli is committed not to pledge or charge and not to undertake to pledge or charge its general floating assets and in addition not to enter into new loan arrangements without the prior written consent of the bank.